Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 5, 2013 (the “Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Louisiana state chartered bank (the “Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.       Borrower and Whitney National Bank, a national banking association, are parties to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, the Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2011, the Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B.       Whitney National Bank is now Whitney Bank, a Louisiana state chartered bank.

C.       As of the Effective Date, (i) each of the ROV Term Loan, the RLOC Term Loan, and the Acquisition Term Loan have been paid in full, (ii) the LC Facility has been refinanced as a revolving credit facility with a letter of credit subfacility pursuant to the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, and (iii) Borrower’s obligations with respect to each of the Revolving Credit Facility and the RE Term Facility remain in full force and effect.

D.       Borrower has requested that Lender amend the Credit Agreement in order to, among other things, (i) increase the committed amount under the Revolving Credit Facility to $5,000,000, and extend the maturity date of such Revolving Credit Facility to April 15, 2014, (ii) increase the committed amount under the RE Term Facility to $2,000,000, and extend the maturity date of such RE Term Facility to April 15, 2018, and (iii) make a new single-advance term loan to Borrower in the original principal amount of $250,000 (the “Equipment Term Loan”), in each case, subject to the terms and conditions of this Amendment.

E.       Lender issued a certain stand-alone letter of credit under Irrevocable Standby Letter of Credit No. SB71619T dated as of February 5, 2013, in the face amount of $399,912.60, to DUCO, Inc., as beneficiary, for the account of Borrower, which is secured by a certain certificate of deposit in the name of Borrower located at Lender (the “CD”) pursuant to a pledge agreement (the “CD Pledge Agreement”), executed by Borrower for the benefit of Lender.

F.       As of the Effective Date, subject to the terms and conditions of this Amendment, such letter of credit described in the immediately preceding Recital E will be treated as an LC under the Credit Agreement, and Lender will release the CD and release all of its liens and security interests in the CD granted or created pursuant to the CD Pledge Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

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1.       Amendments to Credit Agreement.

(a)       The index of Schedules on page iv of the Credit Agreement is hereby amended to add the following new references to Schedule 3.2(a) and Schedule 3.2(b) in the appropriate alphanumeric order:

“SCHEDULE 3.2(a)     Amortization Schedule for the RE Term Facility

SCHEDULE 3.2(b)     Amortization Schedule for the Equipment Term Loan”

(b)       The index of Exhibits on page iv of the Credit Agreement is hereby amended to add the following new reference to Exhibit A-7 in the appropriate alphanumeric order:

“EXHIBIT A-7     Equipment Term Note”

(c)       Section 1.1 (Definitions) of the Credit Agreement is amended to delete the defined terms “Acquisition Term Facility”, “EBITDA”, “LC”, “LC Committed Amount”, “Notes”, “RE Term Loan Committed Amount”, “RE Term Loan Maturity Date”, “Revolving Committed Amount”, “Revolving Credit Termination Date”, “RLOC Term Facility”, and “ROV Term Facility” in their entirety and to replace them with the following in the appropriate alphabetical order:

“Acquisition Term Facility is defined in Section 2.1.

EBITDA means consolidated net income of the Companies, plus income taxes, plus Interest Expense, plus depreciation and amortization, plus non-cash stock-based compensation, in each case to the extent subtracted in calculating net income, plus cash distributions received by any Company in respect of its equity interests in CFT (but excluding any income or losses allocable to such Company’s equity interests in CFT), plus, for the fiscal quarter ending December 31, 2012, a non-recurring expense for discontinued operations of Mako Technologies, LLC in the amount of $117,000, plus for the fiscal quarter ending December 31, 2012, a non-recurring charge of $2,156,000 for the write-down related to impairment of good will and other intangible assets associated with the discontinued operations of Mako Technologies, LLC.

LC means each standby letter of credit issued by Lender on or after the Closing Date for the account of Borrower under this Agreement and under an LC Application. As of the Fifth Amendment Effective Date, that certain Irrevocable Letter of Credit No. SB71619 dated as of February 5, 2013, in the face amount of $399,912.60, issued by Lender to DUCO, Inc., as beneficiary, for the account of Borrower, shall be deemed to be an LC under this Agreement.

LC Committed Amount means $3,000,000 which is part of, and not in addition to, the Revolving Committed Amount.

Notes means the RE Term Note, the Revolving Note, and the Equipment Term Note.

RE Term Loan Committed Amount means $2,000,000.

RE Term Loan Maturity Date means the earlier of (a) April 15, 2018, and (b) the acceleration of maturity of RE Term Loan in accordance with Section 12 of this Agreement.

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Revolving Committed Amount means $5,000,000.

Revolving Credit Termination Date means the earlier of (a) April 15, 2014, or (b) the effective date that Lender’s Commitment to make Loans under the Revolving Credit Facility is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.

RLOC Term Facility is defined in Section 2.1.

ROV Term Facility is defined in Section 2.1.”

(d)       Section 1.1 (Definitions) of the Credit Agreement is further amended to delete clause (h) of the defined term “Eligible Receivables” in its entirety and to replace it with the following:

“(h) that portion of any account from an account debtor which represents the amount by which total accounts from such account debtor exceeds (i) with respect to Shell and GE, 30% of the Companies’ total accounts, and (ii) with respect to all other account debtors, 20% of the Companies’ total accounts,”

(e)       Section 1.1 (Definitions) of the Credit Agreement is further amended to add the following new defined terms in the appropriate alphabetical order:

“Equipment Term Loan is defined in Section 2.1.

Equipment Term Loan Maturity Date means the earlier of (a) April 15, 2018, and (b) the acceleration of maturity of the Equipment Term Loan in accordance with Section 12 of this Agreement.

Equipment Term Note means a promissory note substantially in the form of Exhibit A-7, executed by Borrower and made payable to Lender in the original principal amount of the Equipment Term Committed Amount, together with all renewals, extensions, modifications, amendments, supplements, restatements and replacements of, or substitutions for, each such promissory note.

Equipment Term Principal Amount means, when determined, the outstanding principal balance of the Equipment Term Note.

Fourth Amendment Effective Date means April 15, 2012.

Fifth Amendment Effective Date means March 5, 2013.

GE means any of (a) Vetco Gray Controls (UK) Limited, (b) Vetco Gray Controls, Ltd, (c) Vetco Gray, Inc. c/o GE Apex, (d) GE Oil & Gas do Brasil LTDA, and (e) Vetco Gray, Inc.”

Shell means any of (a) Shell Oil Company, (b) Shell Offshore Inc., (c) Shell E & P, (d) Amberjack Pipeline Co., (e) Mars Oil Pipeline Co, and (f) Shell Oil Pipeline Company.”

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(f)       Section 2.1(a) (RE Term Facility, Acquisition Term Loan, and Revolving Credit Facility) of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.1       Credit Facilities.

(a)       Subject to the terms and conditions of this Agreement, Lender agreed to make the following loans to Borrower:

(i)       Effective as of the Amendment Date, Lender agreed to continue a term loan to Borrower in an amount equal to the ROV Term Committed Amount which, when paid or prepaid, could not be reborrowed (the “ROV Term Facility”).

(ii)       Effective as of the Amendment Date, Lender agreed to refinance a portion of the existing revolving credit facility by making a term loan to Borrower in an amount equal to the RLOC Term Loan Committed Amount in a single Loan on the Amendment Date which, when paid or prepaid, could not be reborrowed (“RLOC Term Facility”).

(iii)       Effective as of the Third Amendment Effective Date, Lender agreed to make a term loan to Borrower in a single advance on or within 5 days after the Third Amendment Date in an amount equal to the Acquisition Term Committed Amount which, when paid or prepaid, could not be reborrowed (the “Acquisition Term Loan”).

As of the Fifth Amendment Effective Date, each of the ROV Term Facility, the RLOC Term Facility, and Acquisition Term Loan has been paid in full.

(b)       Subject to the terms and conditions of this Agreement, Lender agrees to make or continue the following loans to Borrower in an aggregate amount equal to the RE Term Loan Committed Amount, which, when paid or prepaid, may not be reborrowed (collectively, the “RE Term Facility”): (i) effective as of the Amendment Date, Lender continued a term loan to Borrower in an amount equal to $2,012,545, and (ii) immediately prior to the Fifth Amendment Effective Date, the RE Term Principal Amount was $1,729,629.17 (the “Outstanding Principal Balance”) and effective as of the Fifth Amendment Effective Date, Lender agrees to make a single advance to Borrower under the RE Term Note in an amount equal to $270,370.83 (the “2013 Advance”) (which advance shall be deemed made on the Fifth Amendment Effective Date). The Outstanding Principal Balance plus the 2013 Advance equals the RE Term Loan Committed Amount.

(c)       Subject to the terms and conditions of this Agreement, effective as of the Fourth Amendment Effective Date, Lender agrees to make Loans to Borrower from time to time, on any Business Day on or after April 15, 2012, and prior to the Revolving Credit Termination Date, which Borrower may borrow, repay, and reborrow under this Agreement, provided that, (a) no such Loan may exceed the Revolving Credit Availability, and (b) the Revolving Credit Exposure may not at any time exceed the Revolving Credit Limit (the “Revolving Credit Facility”).

(d)        Subject to the terms and conditions of this Agreement, effective as of the Fifth Amendment Effective Date, Lender agrees to make a term loan to Borrower in a single advance on the Fifth Amendment Effective Date in an amount equal to the Equipment Term Committed Amount, which, when paid or prepaid, may not be reborrowed (the “Equipment Term Loan”).”

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(g)       Section 2.2(b) (Loan Procedure) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b)       Subject to compliance with Section 5, Borrower may request the Equipment Term Loan by submitting a Loan Request to Lender. Such Loan Request (i) must be received no later than 11:00 a.m. on the proposed Loan Date and (ii) shall be irrevocable and binding on Borrower.”

(h)       Section 2.3 (Prepayment) of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.3       Prepayment.

(a)       Borrower may voluntarily pay or prepay all or any part of the RE Term Principal Amount, the Equipment Term Principal Amount, or the Revolving Credit Facility without premium or penalty, at any time, and while no Cash Management Agreement is in effect, subject to the following conditions:

(i)       Lender must receive Borrower’s written or telephonic prepayment notice by 10:00 a.m. on the prepayment date;

(ii)       Borrower’s prepayment notice shall (A) specify the prepayment date, (B) specify the amount of the Loan to be prepaid, and (C) indicate whether the RE Term Principal Amount, the Equipment Term Principal Amount, or the Revolving Principal Amount is to be repaid;

(iii)       each partial prepayment must be in a minimum amount of not less than (A) $10,000 or a greater integral multiple of $1,000 or (B) if less than the minimum amount, the outstanding balance of the RE Term Principal Amount, the Equipment Term Principal Amount, or the Revolving Principal Amount as applicable;

(iv)       all accrued and unpaid interest on the portion of the RE Term Principal Amount or the Equipment Term Principal Amount must also be paid in full on the prepayment date;

(v)       each partial prepayment of the RE Term Principal Amount or the Equipment Term Principal Amount, as applicable, shall be applied to the scheduled principal payments in the inverse order of their maturity.

(b)       All prepayments under this Section 2.3 shall be without premium or penalty.

(c)       If the Revolving Credit Exposure at any time exceeds the Revolving Credit Limit, then Borrower shall repay the Revolving Principal Amount (or if no Revolving Principal Amount is outstanding, Cash Collateralized the LC Exposure), in at least the amount of that excess, together with all accrued and unpaid interest on the principal amount so repaid.

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(d)       On the date such amounts are received by, or for the account of, Borrower, the following amounts shall be paid to Lender in the form received with any endorsement or assignment and shall be applied first to the Equipment Term Principal Amount, and second to the RE Term Principal Amount, in each case, in accordance with this Section 2.3: (i) 100% of the Net Proceeds from the issuance of any Subordinated Debt; and (ii) 100% of the Net Proceeds from the Disposition of any asset not permitted by Section 9.9. The non-cash portion of all Net Proceeds Lender is entitled to receive under this Section 2.3 shall be pledged to Lender concurrently with the applicable Disposition.

(e)       Unless otherwise specified in this Agreement, prepayments under this Section 2.3 shall be applied (i) first, to the prepayment of the outstanding Equipment Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the Equipment Term Principal Amount is paid in full, and (ii) second, to the prepayment of the outstanding RE Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RE Term Principal Amount is paid in full.

(f)       After proper application of all proceeds under this Section 2.3, any remaining proceeds shall be applied to (i) repay the Revolving Credit Facility, with the proceeds being applied in accordance with Section 3.4, and (ii) to Cash Collateralize all LC Exposure, with the excess, if any, being payable to Borrower.”

(i)       Section 2.4(a)(i) (LC Facility) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(i)       Subject to the terms and conditions set out in this Agreement, Lender agrees, (A) from time to time on any Business Day during the period beginning April 15, 2012, until the Revolving Credit Termination Date, to issue LCs for the account of Borrower, and to amend or renew LCs previously issued by it, in accordance with subsection (b) below, and (B) to honor drafts under the LCs; provided that, Lender shall not be obligated to make any LC Credit Extension with respect to any LC, if, as of the date of and after giving effect to, such LC Credit Extension, (x) the Revolving Credit Exposure would exceed the Revolving Credit Limit, or (y) the LC Exposure would exceed the LC Committed Amount. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain LCs shall be fully revolving, and accordingly Borrower may, prior to the LC Termination Date, obtain LCs to replace LCs that have expired or that have been drawn upon and reimbursed.”

(j)       Section 3.1(a)(ii) (Notes and Payments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)       The Loans under the RE Term Facility shall be evidenced by the RE Term Note;”

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(k)       Section 3.1(b) (Notes and Payments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)       The Equipment Term Loan shall be evidenced by the Equipment Term Note.”

(l)       Section 3.2 (RE Term Facility Acquisition Term Loan, and Revolving Credit Facility) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.2       RE Term Facility, Equipment Term Loan, and Revolving Credit Facility.

(a)       Accrued and unpaid interest on the RE Term Principal Amount is due and payable monthly in arrears on the first day of each month until the RE Term Loan Maturity Date.

(b)       Principal payments on the RE Term Facility in the amounts set forth on Schedule 3.2(a) attached hereto, are due and payable monthly in arrears on the first day of each month beginning April 1, 2013, and continuing on the first day of each month thereafter until the RE Term Loan Maturity Date.

(b)       All outstanding principal and all accrued and unpaid interest in respect of the RE Term Facility is due and payable on the RE Term Loan Maturity Date.

(c)       Accrued and unpaid interest on the Equipment Term Principal Amount is due and payable monthly in arrears on the first day of each month beginning April 1, 2013, and continuing on the first day of each month thereafter until the Equipment Term Loan Maturity Date.

(d)       Principal payments on the Equipment Term Loan in the amounts set forth on Schedule 3.2(b) are due and payable monthly in arrears on the first day of each month beginning April 1, 2013, and continuing on the first day of each month thereafter until the Equipment Term Loan Maturity Date.

(e)       All outstanding principal and all accrued and unpaid interest in respect of the Equipment Term Loan is due and payable on the Equipment Term Loan Maturity Date.

(f)       Accrued and unpaid interest on the Revolving Principal Amount is due and payable monthly in arrears beginning June 1, 2012, and continuing on the first day of each month thereafter until the Revolving Credit Termination Date.

(g)       The Revolving Principal Amount and all accrued and unpaid interest thereon is due and payable on the Revolving Credit Termination Date.”

(m)       Section 3.4(b) (Interest) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b)       The Equipment Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.”

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(n)       Section 6.1 (Collateral) of the Credit Agreement is deleted in its entirety and replaced with the following:

“6.1       Collateral. The complete payment and performance of the Obligation shall be secured by all assets of the Borrower, the Companies, and the Guarantors including the items and types of property described as “Collateral” in the Security Documents, and as “Mortgaged Property” in the Deed of Trust (collectively, the “Collateral”). Each Company shall execute all applicable Security Documents to pledge all of the assets it owns.”

(o)       Section 7.13(a) (Purpose of Credit Facilities) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)       The original proceeds of the ROV Term Facility were used to finance (or refinance) Borrower’s acquisition of the ROV. The original proceeds of the RE Term Facility were used to finance (or refinance) Borrower’s acquisition of the Properties, and the proceeds of the 2013 Advance under the RE Term Facility will be used to finance a portion of Borrower’s acquisition of certain equipment held under a capital lease with Power Dynamics LLC. The proceeds of the RLOC Term Facility were used to refinance a portion of the Revolving Credit Facility under the Existing Credit Agreement as a term loan. The proceeds of the Acquisition Term Loan were used to finance a portion of the purchase price for Borrower’s acquisition of the Acquired Shares. The proceeds of the Revolving Credit Facility will be used for working capital and general corporate purposes and for the issuance of LCs. The proceeds of the Equipment Term Loan will be used to finance a portion of Borrower’s acquisition of certain equipment held under a capital lease with Power Dynamics LLC and for general working capital purposes.”

(p)       Section 8.1(i) (Items to be Furnished) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(i)       Within 30 days after the end of each month, a Borrowing Base Certificate (with supporting information, including supporting schedules, accounts receivable agings and other information as Lender reasonably requests, in each case to be delivered concurrently therewith) certifying as to the Borrower’s Borrowing Base.”

(q)       Section 8.10(d) (Application of Insurance and Eminent Domain Proceeds) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d)       Any Eminent Domain Proceeds arising from the Properties or Insurance Proceeds arising from losses incurred by Borrower shall be applied (i) first, to the RE Term Facility, (ii) second, to the Equipment Term Loan, (iii) third, to the Revolving Credit Facility, and (iv) fourth, to Cash Collateralize LC Exposure, with the excess, if any, payable to Borrower.”

(r)       Section 8.13 (Maintenance of Cash Management Agreement) of the Credit Agreement is deleted in its entirety and replaced with the following:

“8.13       Maintenance of Cash Management Agreement. Borrower shall at all times maintain a Cash Management Agreement in Proper Form.”

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2.       Schedule and Exhibit.

(a)       Schedule 3.2(a) (Amortization Schedule for the RE Term Facility) attached to this Amendment is hereby added to the Credit Agreement.

(b)       Schedule 3.2(b) (Amortization Schedule for the Equipment Term Loan) attached to this Amendment is hereby added to the Credit Agreement.

(c)       Exhibit A-7 (Equipment Term Note) attached to this Amendment is hereby added to the Credit Agreement in the appropriate alphanumeric order.

(d)       Exhibit C (Loan Request) to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached to this Amendment.

(e)       Exhibit E (Borrowing Base and No Default Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit E attached to this Amendment.

3.       Conditions. This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(a)       this Amendment executed by Borrower and Lender;

(b)       Guarantors’ Consent and Agreement;

(c)       a replacement Revolving Note in the face amount of $5,000,000, executed by Borrower and made payable to the order of Lender, to be issued in replacement of that certain Revolving Note dated as of April 15, 2012, in the face amount of $2,000,000, executed by Borrower and made payable to the order of Lender;

(d)       a replacement RE Term Note in the face amount of $2,000,000, executed by Borrower and made payable to the order of Lender, to be issued in replacement of that certain RE Term Note dated as of April 14, 2010, in the face amount of $2,012,545, executed by Borrower and made payable to the order of Whitney National Bank;

(e)       an Equipment Term Note in the face amount of $250,000, executed by Borrower and made payable to the order of Lender;

(f)       an appraisal of the Properties under which the aggregate appraised value is at least $2,500,000;

(g)       a pay-off letter from Power Dynamics LLC;

(h)       a Secretary’s Certificate of Borrower certifying as to incumbency, specimen signatures, resolutions adopted by Borrower’s Board of Directors authorizing this Amendment and the transactions contemplated hereby and thereby, and no changes to Borrower’s Certificate of Incorporation and Bylaws since the date of the Secretary’s Certificate delivered by Borrower to Lender in connection with the Credit Agreement;

(i)       Borrower shall have paid, and Lender shall have received (a) an upfront fee in respect of the Revolving Credit Facility in the amount of $15,000, (b) an upfront fee in respect of the RE Term Facility in the amount of $2,500, and (c) an upfront fee in respect of the Equipment Term Loan in the amount of $20,000; and

(j)       such other documents and items as Lender may reasonably request.

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4.       Representations and Warranties. Borrower represents and warrants to Lender that upon giving effect to all prior written waivers granted by Lender in connection with the Credit Agreement (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

5.       Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

6.       Miscellaneous.

(a)       No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)       Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)       Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)       Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

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(e)       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)       Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)       Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)       Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following pages.]

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:

WHITNEY BANK,
a Louisiana state chartered bank

By:/s/ Paul W. Cole
Paul W. Cole
Senior Vice President

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing. Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer of each of the foregoing companies

Guarantors’ Consent and Agreement to Fifth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3.2(a)

Amortization Schedule for the RE Term Facility

Amount	$2,000,000.00
Fixed Rate	4.0000%
Annual Pmt Frequency	12
Maturity Years	15

	Balance	Principal Payment
	$2,000,000.00
Apr-13	$1,991,872.91	($8,127.09)
May-13	$1,983,718.73	($8,154.18)
Jun-13	$1,975,537.36	($8,181.36)
Jul-13	$1,967,328.73	($8,208.63)
Aug-13	$1,959,092.73	($8,236.00)
Sep-13	$1,950,829.28	($8,263.45)
Oct-13	$1,942,538.29	($8,290.99)
Nov-13	$1,934,219.66	($8,318.63)
Dec-13	$1,925,873.30	($8,346.36)
Jan-14	$1,917,499.12	($8,374.18)
Feb-14	$1,909,097.02	($8,402.09)
Mar-14	$1,900,666.92	($8,430.10)
Apr-14	$1,892,208.72	($8,458.20)
May-14	$1,883,722.32	($8,486.40)
Jun-14	$1,875,207.64	($8,514.68)
Jul-14	$1,866,664.57	($8,543.07)
Aug-14	$1,858,093.03	($8,571.54)
Sep-14	$1,849,492.91	($8,600.12)
Oct-14	$1,840,864.13	($8,628.78)
Nov-14	$1,832,206.59	($8,657.54)
Dec-14	$1,823,520.18	($8,686.40)
Jan-15	$1,814,804.83	($8,715.36)
Feb-15	$1,806,060.42	($8,744.41)
Mar-15	$1,797,286.86	($8,773.56)
Apr-15	$1,788,484.06	($8,802.80)
May-15	$1,779,651.91	($8,832.14)
Jun-15	$1,770,790.33	($8,861.59)
Jul-15	$1,761,899.20	($8,891.12)
Aug-15	$1,752,978.44	($8,920.76)
Sep-15	$1,744,027.95	($8,950.50)
Oct-15	$1,735,047.61	($8,980.33)

Schedule 3.2(a) – Page 1

Nov-15	$1,726,037.35	($9,010.27)
Dec-15	$1,716,997.05	($9,040.30)
Jan-16	$1,707,926.61	($9,070.44)
Feb-16	$1,698,825.94	($9,100.67)
Mar-16	$1,689,694.94	($9,131.01)
Apr-16	$1,680,533.49	($9,161.44)
May-16	$1,671,341.51	($9,191.98)
Jun-16	$1,662,118.89	($9,222.62)
Jul-16	$1,652,865.53	($9,253.36)
Aug-16	$1,643,581.32	($9,284.21)
Sep-16	$1,634,266.17	($9,315.15)
Oct-16	$1,624,919.97	($9,346.20)
Nov-16	$1,615,542.61	($9,377.36)
Dec-16	$1,606,133.99	($9,408.62)
Jan-17	$1,596,694.01	($9,439.98)
Feb-17	$1,587,222.57	($9,471.45)
Mar-17	$1,577,719.55	($9,503.02)
Apr-17	$1,568,184.86	($9,534.69)
May-17	$1,558,618.38	($9,566.48)
Jun-17	$1,549,020.02	($9,598.36)
Jul-17	$1,539,389.66	($9,630.36)
Aug-17	$1,529,727.20	($9,662.46)
Sep-17	$1,520,032.53	($9,694.67)
Oct-17	$1,510,305.55	($9,726.98)
Nov-17	$1,500,546.14	($9,759.41)
Dec-17	$1,490,754.20	($9,791.94)
Jan-18	$1,480,929.63	($9,824.58)
Feb-18	$1,471,072.30	($9,857.33)
Mar-18	$1,461,182.12	($9,890.18)
Apr-18	$1,451,258.96	($9,923.15)
May-18	$1,441,302.73	($9,956.23)
Jun-18	$1,431,313.32	($9,989.42)
Jul-18	$1,421,290.60	($10,022.71)
Aug-18	$1,411,234.48	($10,056.12)
Sep-18	$1,401,144.84	($10,089.64)
Oct-18	$1,391,021.56	($10,123.28)
Nov-18	$1,380,864.54	($10,157.02)
Dec-18	$1,370,673.67	($10,190.88)
Jan-19	$1,360,448.82	($10,224.85)
Feb-19	$1,350,189.89	($10,258.93)
Mar-19	$1,339,896.76	($10,293.13)
Apr-19	$1,329,569.33	($10,327.44)
May-19	$1,319,207.47	($10,361.86)
Jun-19	$1,308,811.07	($10,396.40)
Jul-19	$1,298,380.01	($10,431.05)
Aug-19	$1,287,914.19	($10,465.83)
Sep-19	$1,277,413.48	($10,500.71)
Oct-19	$1,266,877.76	($10,535.71)
Nov-19	$1,256,306.93	($10,570.83)

Schedule 3.2(a) – Page 2

Dec-19	$1,245,700.86	($10,606.07)
Jan-20	$1,235,059.44	($10,641.42)
Feb-20	$1,224,382.55	($10,676.89)
Mar-20	$1,213,670.06	($10,712.48)
Apr-20	$1,202,921.87	($10,748.19)
May-20	$1,192,137.85	($10,784.02)
Jun-20	$1,181,317.89	($10,819.97)
Jul-20	$1,170,461.85	($10,856.03)
Aug-20	$1,159,569.63	($10,892.22)
Sep-20	$1,148,641.11	($10,928.53)
Oct-20	$1,137,676.15	($10,964.95)
Nov-20	$1,126,674.65	($11,001.50)
Dec-20	$1,115,636.47	($11,038.18)
Jan-21	$1,104,561.50	($11,074.97)
Feb-21	$1,093,449.62	($11,111.89)
Mar-21	$1,082,300.69	($11,148.93)
Apr-21	$1,071,114.60	($11,186.09)
May-21	$1,059,891.22	($11,223.38)
Jun-21	$1,048,630.43	($11,260.79)
Jul-21	$1,037,332.11	($11,298.32)
Aug-21	$1,025,996.13	($11,335.98)
Sep-21	$1,014,622.35	($11,373.77)
Oct-21	$1,003,210.67	($11,411.68)
Nov-21	$991,760.95	($11,449.72)
Dec-21	$980,273.06	($11,487.89)
Jan-22	$968,746.88	($11,526.18)
Feb-22	$957,182.28	($11,564.60)
Mar-22	$945,579.12	($11,603.15)
Apr-22	$933,937.30	($11,641.83)
May-22	$922,256.66	($11,680.63)
Jun-22	$910,537.09	($11,719.57)
Jul-22	$898,778.46	($11,758.63)
Aug-22	$886,980.63	($11,797.83)
Sep-22	$875,143.47	($11,837.16)
Oct-22	$863,266.86	($11,876.61)
Nov-22	$851,350.66	($11,916.20)
Dec-22	$839,394.73	($11,955.92)
Jan-23	$827,398.96	($11,995.78)
Feb-23	$815,363.19	($12,035.76)
Mar-23	$803,287.31	($12,075.88)
Apr-23	$791,171.18	($12,116.13)
May-23	$779,014.66	($12,156.52)
Jun-23	$766,817.61	($12,197.04)
Jul-23	$754,579.91	($12,237.70)
Aug-23	$742,301.42	($12,278.49)
Sep-23	$729,982.00	($12,319.42)
Oct-23	$717,621.52	($12,360.49)
Nov-23	$705,219.83	($12,401.69)
Dec-23	$692,776.80	($12,443.03)

Schedule 3.2(a) - Page 3

Jan-24	$680,292.30	($12,484.50)
Feb-24	$667,766.18	($12,526.12)
Mar-24	$655,198.31	($12,567.87)
Apr-24	$642,588.55	($12,609.76)
May-24	$629,936.75	($12,651.80)
Jun-24	$617,242.78	($12,693.97)

		($1,382,757.22)

Schedule 3.2(a) – Page 4

SCHEDULE 3.2(b)

Amortization Schedule for the Equipment Term Facility

Amount	$250,000.00
Fixed Rate	4.0000%
Annual Pmt Frequency	12
Maturity Years	5

	Balance	Principal Payment
	$250,000.00
Apr-13	$246,229.20	($3,770.80)
May-13	$242,445.84	($3,783.37)
Jun-13	$238,649.86	($3,795.98)
Jul-13	$234,841.23	($3,808.63)
Aug-13	$231,019.90	($3,821.33)
Sep-13	$227,185.84	($3,834.06)
Oct-13	$223,338.99	($3,846.84)
Nov-13	$219,479.33	($3,859.67)
Dec-13	$215,606.79	($3,872.53)
Jan-14	$211,721.35	($3,885.44)
Feb-14	$207,822.96	($3,898.39)
Mar-14	$203,911.57	($3,911.39)
Apr-14	$199,987.15	($3,924.43)
May-14	$196,049.64	($3,937.51)
Jun-14	$192,099.01	($3,950.63)
Jul-14	$188,135.21	($3,963.80)
Aug-14	$184,158.19	($3,977.01)
Sep-14	$180,167.92	($3,990.27)
Oct-14	$176,164.35	($4,003.57)
Nov-14	$172,147.44	($4,016.92)
Dec-14	$168,117.13	($4,030.31)
Jan-15	$164,073.39	($4,043.74)
Feb-15	$160,016.17	($4,057.22)
Mar-15	$155,945.43	($4,070.74)
Apr-15	$151,861.12	($4,084.31)
May-15	$147,763.19	($4,097.93)
Jun-15	$143,651.60	($4,111.59)
Jul-15	$139,526.31	($4,125.29)
Aug-15	$135,387.27	($4,139.04)
Sep-15	$131,234.43	($4,152.84)
Oct-15	$127,067.75	($4,166.68)

Schedule 3.2(b) – Page 1

Nov-15	$122,887.18	($4,180.57)
Dec-15	$118,692.67	($4,194.51)
Jan-16	$114,484.18	($4,208.49)
Feb-16	$110,261.66	($4,222.52)
Mar-16	$106,025.07	($4,236.59)
Apr-16	$101,774.36	($4,250.71)
May-16	$97,509.48	($4,264.88)
Jun-16	$93,230.38	($4,279.10)
Jul-16	$88,937.01	($4,293.36)
Aug-16	$84,629.34	($4,307.67)
Sep-16	$80,307.31	($4,322.03)
Oct-16	$75,970.87	($4,336.44)
Nov-16	$71,619.97	($4,350.89)
Dec-16	$67,254.58	($4,365.40)
Jan-17	$62,874.63	($4,379.95)
Feb-17	$58,480.08	($4,394.55)
Mar-17	$54,070.88	($4,409.20)
Apr-17	$49,646.99	($4,423.89)
May-17	$45,208.35	($4,438.64)
Jun-17	$40,754.91	($4,453.44)
Jul-17	$36,286.63	($4,468.28)
Aug-17	$31,803.46	($4,483.18)
Sep-17	$27,305.34	($4,498.12)
Oct-17	$22,792.22	($4,513.11)
Nov-17	$18,264.07	($4,528.16)
Dec-17	$13,720.82	($4,543.25)
Jan-18	$9,162.42	($4,558.39)
Feb-18	$4,588.83	($4,573.59)
Mar-18	$0.00	($4,588.83)

		($250,000.00)

Schedule 3.2(b) – Page 2

EXHIBIT A-7

EQUIPMENT TERM NOTE

$250,000	Houston, Texas	March 5, 2013

FOR VALUE RECEIVED, DEEP DOWN, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of Whitney Bank, a Louisiana state charted bank (“Lender”), on or before the Revolving Equipment Term Loan Maturity Date, the principal amount of $250,000 or so much thereof as may then be outstanding under this note, together with interest, as described below.

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of the date hereof, that certain Fourth Amendment dated as of April 15, 2012, that certain Fifth Amendment dated as of the date hereof, and as further amended, supplemented or restated, the “Credit Agreement”), between Borrower and Lender and is the “Equipment Term Note” referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.7 of the Credit Agreement for usury savings provisions.

the rights and obligations of the parties hereto shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings. this note, the credit agreement and the other written loan documents executed by the borrower and the lender (or by the borrower for the benefit of the lender) represent the final agreement between the borrower and the lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. there are no unwritten oral agreements between the parties.

This note must be construed — and its performance enforced — under Texas law.

[Signature appears on the following page.]

Exhibit A-7 – Page 1

EXECUTED as of the date first written above.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By: ______________________
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Equipment Term Note

EXHIBIT C

LOAN REQUEST

________, ____

Whitney Bank
4265 San Felipe, Suite 200
Houston, Texas 77027
Attn: Paul W. Cole

Reference is made to that certain Amended and Restated Credit Agreement dated as of November 11, 2008 and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of April 15, 2012, that certain Fifth Amendment to Credit Agreement dated as of March 5, 2013, and as further amended, supplemented or restated, the “Credit Agreement”), between the undersigned and Whitney Bank, a Louisiana state chartered bank (the “Lender”). Capitalized terms used but not defined in this Loan Request shall have the meanings given such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 2.2 of the Credit Agreement that it requests a Loan under the Credit Agreement on the following terms:

(A)	Loan Date (a Business Day) *	__________
(B)	Under the following facility:	__________
(i) RE Term Loan
(ii) Equipment Term Loan
(iii) Revolving Credit Facility
(C)	Amount of Loan Requested	__________

The undersigned hereby certifies that the following statements are true and correct on the date this Loan Request, and will be true and correct on the Loan Date specified above after giving effect to such Loan: (a) all of the representations and warranties in the Loan Documents are true and correct in all material respects (except to the extent that they speak to a specific date); (b) no Material Adverse Event has occurred; and (c) no Default or Potential Default exists.

[Signature appears on the following page.]

_________________

* Lender must receive Loan Request no later than 11:00 a.m. on the proposed Loan Date.

**With respect to the Revolving Credit Facility, must be in an amount not less than $100,000 or a greater multiple of $10,000.

Exhibit C – Page 1

Very truly yours,

deep down, inc.,
a Nevada corporation

By: _________________________
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Loan Request

EXHIBIT E

BORROWING BASE AND NO DEFAULT CERTIFICATE

Whitney Bank
4265 San Felipe, Suite 200

Houston, Texas 77027

Attention: Paul W. Cole

Status as of _______________, 20___.

This Borrowing Base and No Default Certificate is being delivered to Lender under the terms of that certain Amended and Restated Credit Agreement dated as of November 11, 2008 and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of April 15, 2012, that certain Fifth Amendment dated as of March 5, 2013, and as further amended, supplemented or restated, the “Credit Agreement”), between the undersigned and Whitney Bank, a Louisiana state chartered bank (the “Lender”). Capitalized terms used but not defined in this Borrowing Base and No Default Certificate shall have the meanings given them in the Credit Agreement.

I certify that (a) on the date hereof, I am a Responsible Officer of DEEP DOWN, INC., a Nevada corporation (“Deep Down”), (b) no Default or Potential Default exists, (c) a review of the activities of Deep Down during the month ended _____________ (the “Subject Month”) has been made under my supervision with a view to determining the amount of the current Borrowing Base, (d) the accounts receivable of Deep Down included in the Eligible Receivables calculated on attached Schedule 1 meet all conditions to qualify as “Eligible Receivables” under the Credit Agreement, and all the representations and warranties set out in the Credit Agreement with respect thereto are true and correct, (e) the information and calculation of the Borrowing Base on attached Schedule 1 is accurate and true and correct as of the last day of the Subject Month, and (f) attached as Schedule 2 to this Borrowing Base and No Default Certificate is a schedule of Deep Down’s accounts receivable aging report.

[Signature appears on the following page.]

Exhibit E – Page 1

Very truly yours,
DEEP DOWN, INC.,
a Nevada corporation

By:____________________
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Borrowing Base and No Default Certificate

Schedule 1

Borrowing Base and No Default Certificate

(Borrowing Base Calculation)

Schedule 1 to Borrowing Base and No Default Certificate

Exhibit E

Schedule 2

Borrowing Base and No Default Certificate

(Accounts Receivable Aging)

Schedule 1 to Borrowing Base and No Default Certificate

Exhibit E